UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2014

_________________

WIDEPOINT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33035	52-2040275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7926 Jones Branch Drive, Suite 520, McLean, Virginia (Address of Principal Executive Office)	22102 (Zip Code)

Registrant’s telephone number, including area code: (703) 349-2577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Based on information currently available, WidePoint Corporation (the “Company”) estimates that its revenue for the fiscal year ended December 31, 2013 will be in the range of $46.6 million to $46.8 million. The Company estimates loss before provision for income taxes for the fiscal year ended December 31, 2013 will be in the range of $1.2 million to $1.4 million. These estimates represent the most current information available to management. The Company’s normal financial closing and financial statement preparation process is in its preliminary stages. As a result, the Company’s actual financial results could be different and those differences could be material. The audit of the fiscal year 2013 consolidated financial statements by the Company’s independent registered public accounting firm has just commenced. As such, the estimates above are subject to change, including, without limitation, year-end adjustments.

The information in this item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On February 21, 2014, the Company obtained a waiver from Cardinal Bank for compliance under the Company’s credit facility with respect to the (i) debt service coverage ratio, (ii) minimum tangible net worth requirement and (iii) ratio of current assets to current liabilities as of December 31, 2013 due to the Company’s non-compliance with such requirements.

In addition, the Company currently does not expect to begin generating material revenue from the Blanket Purchase Agreement for cellular wireless managed services with the Department of Homeland Security until at least the second quarter of 2014.

The information in this item shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The Company’s Amended and Restated 2008 Stock Incentive Plan, which was approved by stockholders on December 15, 2009 and was described in the Company’s proxy statement filed on November 24, 2009, is filed herewith as Exhibit 10.1 and is incorporated by reference into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1	Amended and Restated 2008 Stock Incentive Plan (incorporated herein by reference to Appendix I to the Company's Definitive Proxy Statement filed on November 24, 2009)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEPOINT CORPORATION

/s/ James T. McCubbin
Date: February 25, 2014	James T. McCubbin
Chief Financial Officer